Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                 This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: Clearstream Banking
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Luxembourg             State:    Zip Code:    Zip Ext.:
   D) Foreign Country: Luxembourg    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: The Hongkong and Shanghai Banking Corp., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Seoul                State:    Zip Code:   Zip Ext.:
   D) Foreign Country: Republic of Korea    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                              This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: San Juan      State:    Zip Code:     Zip Ext.:
   D) Foreign Country: Puerto Rico   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Malta Plc.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Vallenta               State:    Zip Code: Zip Ext.:
   D) Foreign Country: Malta   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


                                                  This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Uganda Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala                State:    Zip Code: Zip Ext.:
   D) Foreign Country: Uganda    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank N.V.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Amsterdam        State:    Zip Code: Zip Ext.:
   D) Foreign Country: Netherlands    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9






CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: DBS Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Singapore    State:    Zip Code: Zip Ext.:
   D) Foreign Country: Singapore    Foreign Postal Code
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: Euroclear
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Brussels    State:    Zip Code: Zip Ext.:
   D) Foreign Country: Euroclear    Foreign Postal Code
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9


CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank Pty. Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Melbourne    State:    Zip Code: Zip Ext.:
   D) Foreign Country: Australia    Foreign Postal Code
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9



CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: HVB BANK Serbia and Montenegro a.d.
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Belgrade    State:    Zip Code: Zip Ext.:
   D) Foreign Country: Serbia    Foreign Postal Code
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   ------------------

                                                X





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                              SCREEN NUMBER:  9